Defiance Treasury Alternative Yield ETF
Schedule of Investments
as of May 31, 2024 (Unaudited)

U.S. TREASURY OBLIGATIONS - 98.5%		Par	Value
United States Treasury Note/Bond
0.38%, 08/15/2024		$800,000	$792,062
4.50%, 11/30/2024		612,000	609,439
3.88%, 03/31/2025		788,000	779,482
3.00%, 07/15/2025		763,000	745,475
TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,932,216)			2,926,458

PURCHASED OPTIONS - 1.2%(a)(b)	Notional Amount	Contracts	Value
Call Options - 0.6%			$–
iShares 20+ Year Treasury Bond ETF, Expiration: 06/07/2024; Exercise Price: $91.00	4,522,500	500	18,500

Put Options - 0.6%			$–
iShares 20+ Year Treasury Bond ETF		–	$–
Expiration: 06/07/2024; Exercise Price: $90.00	2,261,250	250	12,375
Expiration: 06/07/2024; Exercise Price: $89.00	2,261,250	250	4,750
Total Put Options			17,125
TOTAL PURCHASED OPTIONS (Cost $69,547)			35,625

SHORT-TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%		Shares
First American Government Obligations Fund - Class X, 5.23%(c)		3,170	3,170
TOTAL SHORT-TERM INVESTMENTS (Cost $3,170)			3,170

TOTAL INVESTMENTS - 99.8% (Cost $3,004,933)			$2,965,253
Other Assets in Excess of Liabilities - 0.2%			5,766
TOTAL NET ASSETS - 100.0%			$2,971,019

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	The rate shown represents the 7-day effective yield as of May 31, 2024.

Defiance Treasury Alternative Yield ETF
Schedule of Written Options
as of May 31, 2024 (Unaudited)

WRITTEN OPTIONS - (0.5)% (a)(b)	Notional Amount	Contracts	Value
Call Options - (0.5)%
iShares 20+ Year Treasury Bond ETF, Expiration: 06/07/2024; Exercise Price: $90.50	$(2,261,250)	(250)	$(14,000)

Put Options - 0.0% (c)
iShares 20+ Year Treasury Bond ETF, Expiration: 06/07/2024; Exercise Price: $88.00	(2,261,250)	(250)	(1,875)
TOTAL WRITTEN OPTIONS (Premiums received $24,726)			(15,875)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	Represents less than 0.05% of net assets.

Summary of Fair Value Exposure at May 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of May 31, 2024:

Defiance Treasury Alternative Yield ETF

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury Obligations	$–	$2,926,458	$–	$2,926,458
Purchased Options	–	35,625	–	35,625
Money Market Funds	3,170	–	–	3,170
Total Investments	$3,170	$2,962,083	$–	$2,965,253

Liabilities:
Investments:
Written Options	$–	$(15,875)	$–	$(15,875)
Total Investments	$–	$(15,875)	$–	$(15,875)

Refer to the Schedule of Investments for additional information.